UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23184

Peachtree Alternative Strategies Fund

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246
(Address of principal executive offices)(Zip code)

Ford Donohue, President and Principal Executive Officer

3550 Lenox Road, NE, Suite 2700 Atlanta, Georgia 30326
(Name and address of agent for service)

Registrant's telephone number, including area code:	(800) 657-3812

Date of fiscal year end:	April 30

Date of reporting period:	October 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Peachtree Alternative

Strategies Fund

Semi-Annual Report

October 31, 2024

HB Wealth Management, LLC
3550 Lenox Road, NE, Suite 2700
Atlanta, GA 30326

Investment Results (Unaudited)

Average Annual Total Returns(1)

as of October 31, 2024

				Since
				Inception
	Six Months	One Year	Five Year	(1/3/17)
Peachtree Alternative Strategies Fund	3.9%	8.4%	5.0%	4.3%
Bloomberg U.S. Aggregate Bond Index(2)	5.3%	10.6%	(0.2)%	1.4%
MSCI All Country World Index(3)	10.9%	32.8%	11.1%	11.0%

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Peachtree Alternative Strategies Fund (“Fund”) distributions or the redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. All performance figures are presented net of fees. The Fund’s total returns reflect any fee waivers during the applicable period. If such fee waivers had not occurred, the quoted performance would have been lower.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling (800) 657-3812. The prospectus should be read carefully before investing. The Fund is distributed by Ultimus Fund Distributors, LLC (Member FINRA).

(1)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would have been lower. Performance for more than one year is annualized.

(2)	The Bloomberg U.S. Aggregate Bond Index (“Index”) is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed rate and hybrid adjustable rate mortgage pass throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency). Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(3)	The MSCI All Country World Index (“MSCI Index”) captures large and mid cap representation across 23 Developed Markets and 24 Emerging Markets countries. The performance of the MSCI Index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or operating expenses. Individuals cannot invest directly in the MSCI Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Fund Holdings (Unaudited)

(1)	As a percentage of net assets.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov and on the Fund’s website at www.peachtreealternativestrategies.com.

Peachtree Alternative Strategies Fund
Schedule of Investments
October 31, 2024 (Unaudited)

	% of
Portfolio Funds*	Net Assets
Equity:
Glazer Enhanced Offshore Fund, Series 1	4.7%
Moon Capital Global Equity Offshore Fund Ltd., Class S, Series A-84	0.0	% (4)
Pleiad Asia Offshore Feeder Fund, Class A-A1, Multiple Series	1.3%
Pleiad Asia Offshore Feeder Fund, Class A-A5, Series 01-18	2.3%
Schonfeld Fundamental Equity Offshore Fund Ltd., Class B	5.4%
TPG Public Equity Partners-A, L.P.	4.5%
Total Equity	18.2%

Fixed Income:
Anchorage Capital Partners Offshore Ltd., Series K	0.0	% (4)
Capula Global Relative Value Fund Ltd., Class H	5.7%
Doubleline Opportunistic Income Fund Ltd., Class B, Series 1	4.7%
King Street Capital Offshore Ltd., Class A, Series 1	4.4%
King Street Capital Offshore Ltd., Class S, Multiple Series	0.4%
PIMCO Tactical Opportunities Fund, L.P., Class A	5.2%
Total Fixed Income	20.4%

Multi-Strategy:
Centiva Offshore Fund, Ltd., Series A, Multiple Series	4.2%
Davidson Kempner Partners	10.7%
D.E. Shaw Composite International Fund	11.2%
ExodusPoint Partners International Fund, Ltd., Class B, Standard Series	9.2%
HBK Multi-Strategy Offshore Fund Ltd., Class A, Lead Series	4.8%
Hudson Bay International Fund Ltd., Class A, Multiple Series	9.1%
Paloma International Ltd., Class C	0.9%
Paloma International Ltd., Class D	4.0%
Verition International Multi-Strategy Fund, Ltd., Class C, Series 1	4.7%
Total Multi-Strategy	58.8%

Opportunistic:
Cassiopeia Fund Ltd., Class B	0.3%
Total Opportunistic	0.3%

Total Investments In Portfolio Funds	97.7%

See accompanying notes which are an integral part of these financial statements.

Peachtree Alternative Strategies Fund
Schedule of Investments (continued)
October 31, 2024 (Unaudited)

		Initial	Redemption	Next Available
Cost(1)	Fair Value	Acquisition Date	Frequency(2)	Redemption Date

$6,465,009	$10,750,410	1/1/2021(3)	Monthly	11/30/2024
86,437	60,232	1/3/2017	N/A	(5)
2,236,663	3,001,553	1/3/2017(3)	Quarterly	12/31/2024(6)
4,504,047	5,194,357	1/3/2017(3)	Quarterly	12/31/2024(6)
11,498,515	12,165,483	8/1/2022(3)	Quarterly	12/31/2024(7)
6,746,089	10,310,139	1/3/2017(3)	Quarterly	12/31/2024(6)
$31,536,760	$41,482,174

$34,157	$74,429	3/1/2019(3)	N/A	(5)
11,250,000	13,052,326	10/1/2022(3)	Quarterly	12/31/2024(6)(8)
9,658,756	10,698,563	3/1/2017(3)	Quarterly	12/31/2024
7,440,650	10,071,904	1/3/2017(3)	Quarterly	12/31/2024(6)
843,000	894,493	1/3/2017(3)	N/A	(5)
7,470,356	11,702,846	7/1/2017(3)	Semi-Annual	12/31/2024(9)
$36,696,919	$46,494,561

$8,687,236	$9,525,534	3/1/2022(3)	Quarterly	12/31/2024
17,910,005	24,343,115	1/3/2017(3)	Semi-Annual	12/31/2024
12,303,475	25,497,486	1/3/2017(3)	Quarterly	12/31/2024
16,000,000	20,985,173	6/1/2020(3)	Quarterly	12/31/2024(10)
7,532,817	10,880,973	11/1/2017(3)	Quarterly	12/31/2024(6)
13,647,503	20,721,326	10/1/2018(3)	Quarterly	12/31/2024(6)
1,573,047	1,978,639	6/1/2019(3)	Annual	12/31/2024
8,000,175	9,044,093	4/1/2021(3)	Quarterly	12/31/2024
8,440,866	10,708,835	1/31/2021(3)	Quarterly	1/31/2025(6)
$94,095,124	$133,685,174

$512,810	$576,771	10/1/2023	N/A	(5)
$512,810	$576,771

$162,841,613	$222,238,680

See accompanying notes which are an integral part of these financial statements.

Peachtree Alternative Strategies Fund
Schedule of Investments (continued)
October 31, 2024 (Unaudited)

		% of
Money Market Funds	Shares	Net Assets	Cost(1)	Fair Value
Fidelity Investments Government Money Market Portfolio, Institutional Class, 5.28%(11)	12,558,413	5.5%	$12,558,413	$12,558,413
Total Investments		103.3%	$175,400,026	$234,797,093
Liabilities in Excess of Other Assets		(3.3)%		$(7,653,704)
Net Assets		100.0%		$227,143,389

(1)	There were no unfunded capital commitments as of October 31, 2024.

(2)	Certain redemptions may be subject to various restrictions and limitations such as redemption penalties on investments liquidated within a certain period subsequent to investment (e.g. a soft lock-up), investor-level gates and/or Portfolio Fund-level gates. Redemption notice periods range from 30 to 90 days.

(3)	The Portfolio Fund was purchased on multiple dates with the initial purchase date shown.

(4)	Amount is less than 0.05%.

(5)	Redemptions are not permitted until the underlying special investments are sold/liquidated.

(6)	Subject to 25% investor level quarterly gate.

(7)	Subject to a early redemption fee of 5% on redemptions within 1 year of their purchase date.

(8)	Subject to a early redemption fee of 3% on redemptions within 2 years of their purchase date.

(9)	Subject to 33% investor level semi-annual gate.

(10)	Subject to 12.50% investor level quarterly gate.

(11)	Rate disclosed is the seven day effective yield as of October 31, 2024.

*	All Portfolio Funds are non-income producing and are issued in private placement transactions, and as such, are restricted to resale.

See accompanying notes which are an integral part of these financial statements.

Peachtree Alternative Strategies Fund
Statement of Assets and Liabilities
October 31, 2024 (Unaudited)

Assets
Investments at fair value (cost $175,400,026)	$234,797,093
Cash	300
Receivable for Portfolio Funds sold	3,609
Dividends receivable	38,505
Prepaid expenses	2,596
Total assets	234,842,103
Liabilities
Subscriptions received in advance	2,480,000
Payable for redemption of shares	5,018,273
Payable for Chief Compliance Officer (“CCO”) fees	6,976
Payable to Administrator	80,520
Payable for professional fees	87,873
Other accrued expenses	25,072
Total liabilities	7,698,714
Net Assets	$227,143,389
Net Assets Consist Of
Paid-in capital	$223,643,851
Accumulated earnings	3,499,538
Net Assets	$227,143,389
Net Asset Value Per Share
Institutional Shares (based on 2,096,098 shares outstanding; 582,404 additional shares registered; par value $0.001/shares)	$108.36

See accompanying notes which are an integral part of these financial statements.

Peachtree Alternative Strategies Fund
Statement of Operations
For the Six Months Ended October 31, 2024 (Unaudited)

Investment Income
Dividend income	$212,550
Expenses
Adviser	845,840
Professional	172,208
Administration	97,264
Insurance	18,463
Trustees	18,000
Custodian	10,359
Registration	11,104
Chief Compliance Officer	8,477
Line of credit	8,896
Printing	6,465
Miscellaneous	38,572
Total expenses	1,235,648
Expenses waived by Adviser	(845,840)
Net expenses	389,808
Net investment loss	(177,258)
Realized and Change in Unrealized Gain (Loss) from Investments
Net realized gain on sale of investments	$1,108,588
Net change in unrealized appreciation/(depreciation) from investments	7,687,262
Net realized and change in unrealized gain from investments	8,795,850
Net increase in net assets resulting from operations	$8,618,592

See accompanying notes which are an integral part of these financial statements.

Peachtree Alternative Strategies Fund
Statements of Changes in Net Assets

	For the
	Six Months
	Ended	For the
	October 31, 2024	Year Ended
	(Unaudited)	April 30, 2024
Increase/(Decrease) In Net Assets Resulting From:
Operations
Net investment loss	$(177,258)	$(444,503)
Net realized gain on sale of investments	1,108,588	7,652,627
Net change in unrealized appreciation/(depreciation) from investments	7,687,262	9,331,695
Net increase in net assets resulting from operations	8,618,592	16,539,819
Distributions From
Earnings	—	(14,771,025)
Capital Share Transactions
Proceeds from issuance of shares	5,961,000	11,283,000
Reinvestment of distributions	—	14,582,074
Payments for redemption of shares	(9,324,700)	(43,726,621)
Net decrease in net assets resulting from capital share transactions	(3,363,700)	(17,861,547)
Net increase/(decrease) in net assets	5,254,892	(16,092,753)
Net assets at beginning of year	221,888,497	237,981,250
Net assets at end of year	$227,143,389	$221,888,497
Share Transactions
Shares issued	56,366	108,299
Reinvestment of distributions	—	143,411
Shares redeemed	(87,297)	(420,940)
Net decrease in shares	(30,931)	(169,230)

See accompanying notes which are an integral part of these financial statements.

Peachtree Alternative Strategies Fund
Financial Highlights

	For the
	Six Months
	Ended		For the		For the		For the		For the		For the
	October 31,		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	2024		April 30,		April 30,		April 30,		April 30,		April 30,
	(Unaudited)		2024		2023		2022		2021		2020
Per Share Operating Performance
Net asset value, beginning of period	$104.32		$103.64		$102.88		$110.10		$98.60		$104.80

Investment operations:
Net investment loss	(0.08	) (1)	(0.20	) (1)	(0.16	) (1)	(0.35	) (1)	(0.34	) (1)	(0.28)
Net realized and unrealized gains/ (losses) from investments in Portfolio Funds	4.12		7.62		2.28		1.89		14.49		(2.67)
Net change in net assets resulting from operations	4.04		7.42		2.12		1.54		14.15		(2.95)

Distributions from:
Net investment income	—		(6.74)		(1.36)		(8.76)		(2.65)		(2.17)
Net realized gains	—		—		—		—		—		(1.08)
	—		(6.74)		(1.36)		(8.76)		(2.65)		(3.25)

Net asset value, end of period	$108.36		$104.32		$103.64		$102.88		$110.10		$98.60

Total return(2)	8.41	% (3)	7.33%		2.08%		1.35%		14.46%		(2.98%)

Net assets, end of period	$227,143,389		$221,888,497		$237,981,250		$224,309,282		$207,640,321		$199,010,671
Ratios To Average Net Assets
Expenses after waiver(4)(5)	0.35	% (6)	0.34%		0.31%		0.32%		0.33%		0.32%
Expenses before waiver(4)	1.10	% (6)	1.09%		1.06%		1.07%		1.08%		1.07%
Net investment loss after waiver(4)	(0.16	%) (6)	(0.19%)		(0.15%)		(0.32%)		(0.33%)		(0.25%)
Portfolio turnover rate	0.92	% (3)	4.15%		11.92%		5.90%		17.83%		12.94%

(1)	Calculated based on the average shares outstanding during the period.

(2)	Total return in the above table represents the rate an investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions, if any.

(3)	Not annualized.

(4)	The ratios do not reflect the Fund’s proportionate share of income and expenses including performance fees/allocations, of the underlying Portfolio Funds.

(5)	Reflects waivers of fees made by the Fund’s investment adviser of 0.75%, 0.75%, 0.75%, 0.75%, 0.75% and 0.75% for the periods ended October 31, 2024, April 30, 2024, April 30, 2023, April 30, 2022, April 30, 2021 and April 2020, respectively.

(6)	Annualized.

See accompanying notes which are an integral part of these financial statements.

Peachtree Alternative Strategies Fund Notes to the Financial Statements
October 31, 2024 (Unaudited)

1. Organization

Peachtree Alternative Strategies Fund (the “Fund” or “Trust”) was organized on August 19, 2016 as a Delaware statutory trust. The Fund commenced operations on January 3, 2017. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company and offers interests (“Shares”) registered under the 1940 Act and the Securities Act of 1933, as amended. The Fund operates as a “fund of hedge funds” and provides investors access to a variety of professionally managed private investment funds (each a “Portfolio Fund”) that HB Wealth Management, LLC (the “Adviser”) believes will provide a diversifying return stream to investors. These Portfolio Funds are not registered under the 1940 Act and may be organized outside of the United States (“U.S.”). The Fund currently offers one class of shares (“Institutional Shares”).

Under the Fund’s organizational documents, its officers and Board of Trustees (“Board” or the “Trustees”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Portfolio Fund Transactions and Income Recognition

Investments in Portfolio Funds are recorded on a subscription effective date basis, which is generally the first day of the calendar month in which the investment is effective. Realized gains and losses are calculated on a specific identification method when redemptions are accepted by a Portfolio Fund, which is generally on the last day of the calendar month. Interest income and expense, if any, are accrued each month. Dividends are recorded on the ex-dividend date. Distributions received from the Fund’s investments in Portfolio Funds generally are comprised of ordinary income and return of capital. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the distribution received. Such estimates are based on historical information available and other industry sources. These estimates may subsequently be revised based on information received from Portfolio Funds after their tax reporting periods are concluded.

Peachtree Alternative Strategies Fund
Notes to the Financial Statements (continued)
October 31, 2024 (Unaudited)

B. Investment Valuation and Risks

The Fund will calculate the net asset value (“NAV”) of the Institutional Shares as of the close of business on the last business day of each calendar month and at such other times as the Board may determine, including in connection with the repurchase of Institutional Shares.

Because the Fund invests all or substantially all of its assets in Portfolio Funds, the NAV of the Institutional Shares will depend on the value of the Portfolio Funds. The NAVs of Portfolio Funds are generally not available from pricing vendors, nor are they calculable independently by the Fund or by the Adviser.

Accordingly, the Board has approved procedures pursuant to which the Fund will value its investments in the Portfolio Funds at fair value (the “Valuation Procedures”). Under the Valuation Procedures, the Adviser, as the valuation designee, is responsible for determining the fair value of each Portfolio Fund as of each date upon which the Fund calculates its NAV (the “NAV Date”). The Valuation Procedures require the Adviser to consider all relevant information when assessing and determining the fair value of the Fund’s interest in each Portfolio Fund.

As a general matter, the fair value of the Fund’s interest in a Portfolio Fund will be the amount that the Fund could reasonably expect to receive from the Portfolio Fund if the Fund’s interest in the Portfolio Fund was redeemed as of the NAV Date. In accordance with the Valuation Procedures, the fair value of the Fund’s interest in a Portfolio Fund as of a NAV Date will ordinarily be the most recent NAV reported by an Investment Manager or third-party administrator (“Portfolio Fund Management”). In the event that the last reported NAV of a Portfolio Fund is not as of the NAV Date, the Adviser may use other information that it believes should be taken into consideration in determining the Portfolio Fund’s fair value as of the NAV Date, including benchmark or other triggers to determine any significant market movement that has occurred between the effective date of the most recent NAV reported by the Portfolio Fund and the NAV Date.

Pursuant to the Valuation Procedures, the Adviser may conclude in certain circumstances that, after considering information reasonably available at the time the valuation is made and that the Adviser believes to be reliable, the balance provided by the Portfolio Fund investment managers (“Investment Managers”) does not represent the fair value of the Fund’s interest in the Portfolio Fund. In addition, in the absence of specific transaction activity in the interests of a particular Portfolio Fund, the Adviser could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund’s net assets as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to the reported net assets.

Investment Managers, who operate Portfolio Funds in which the Fund invests, receive fees for their services. The fees include management and incentive fees, or allocations based upon the net asset value of the Fund’s investment in the Portfolio Fund. These fees are deducted directly from each Portfolio Fund’s assets in accordance with the governing documents of the Portfolio Fund. Generally, fees payable to an Investment Manager are estimated to range from 1.0% to 3.0% (annualized) of the average NAV of the Fund’s investment in a Portfolio Fund. In addition, certain Investment Managers

Peachtree Alternative Strategies Fund
Notes to the Financial Statements (continued)
October 31, 2024 (Unaudited)

charge an incentive allocation or fee which can range up to 35% of a Portfolio Fund’s net profits. The impact of these fees is reflected in the Fund’s performance, but are not operational expenses of the Fund. Incentive fees may be subject to certain threshold rates.

The Fund’s interests in Portfolio Funds may also be illiquid and may be subject to substantial restrictions on transferability. The Fund may not be able to acquire initial or additional interests in a Portfolio Fund or withdraw all or a portion of its investment from a Portfolio Fund promptly after it has made a decision to do so because of limitations set forth in that Portfolio Fund’s governing documents. See the Schedule of Investments for more information.

Generally, the fair value of the Fund’s investment in a Portfolio Fund represents the Fund’s proportionate share of that Portfolio Fund’s net assets as reported by applicable Portfolio Fund Management. All valuations were determined by the Adviser consistent with the Fund’s Valuation Procedures and are net of management and incentive fees pursuant to the Portfolio Funds’ applicable agreements. The fair value represents the amount the Fund expects to receive, gross of redemption fees or penalties, at October 31, 2024, if it were to liquidate its investments in the Portfolio Funds.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 – Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

●	Level 2 – Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly.

●	Level 3 – Inputs, broadly referred to as the assumptions that market participants use to make valuation decisions, are unobservable and reflect the Adviser’s best estimate of what market participants would use in pricing the financial instrument at the measurement date.

In determining fair values as of October 31, 2024, the Adviser has, as a practical expedient, estimated fair value of each Portfolio Fund using the NAV (or its equivalent) provided by the Portfolio Fund Management of each Portfolio Fund as of that date. Each investment for which fair value is measured using the Portfolio Fund’s net asset value as a practical expedient is not required to be categorized within the fair value hierarchy. Accordingly, Portfolio Funds with a fair value of $230,485,737 have not been categorized.

Peachtree Alternative Strategies Fund
Notes to the Financial Statements (continued)
October 31, 2024 (Unaudited)

Investments in mutual funds and money market mutual funds are generally priced at the ending NAV provided by the service agent of the funds. The following is a summary of the inputs used to value the Fund’s investments in such instruments as of October 31, 2024:

		Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Money Market Funds	$12,558,413	$—	$—	$12,558,413

3. Investment Strategies and Risks

The Fund’s investment objective is to create a diversified portfolio of hedge fund strategies that generates attractive risk-adjusted returns relative to traditional asset classes and that generates a return stream that is not highly correlated to equity market performance. The Fund will seek to achieve its investment objective by investing in a variety of hedge fund strategies that the Adviser believes will provide a diversifying return stream to shareholders. For a more detail description, please see the Fund’s prospectus.

Potential strategies for investment include, but are not limited to: (1) long/short equity (taking “long” positions in equity securities of U.S. and foreign issuers that are believed to be likely to increase in value and taking “short” positions in equity securities of U.S. and foreign issuers that are believed to be likely to decline in value); (2) credit long/short (investing in credit-sensitive securities, long and/or short, based upon credit analysis of issuers and securities, and credit market views); (3) distressed credit (using intensive credit analysis to invest in equity and/or fixed income securities of financially troubled U.S. and/or foreign issuers); (4) discretionary macro (investing across a variety of securities and financial instruments of U.S. and foreign issuers based on interpretations of the global macro economy and changes therein on the valuation of such securities and financial instruments). Investments may include equity and fixed income securities, currencies and commodities (i.e., agricultural, metals, energy); (5) managed futures (trading of futures contracts and options on futures contracts as either buyers or sellers of contracts representing real assets such as gold, silver, wheat, coffee, sugar, heating oil, or financial assets such as government bonds, equity indices and currencies to take advantage of investment opportunities in the equity, fixed income, currency and commodity markets), (6) structured credit (investments in residential and commercial mortgage-backed securities, other asset-backed securities, collateralized loan obligations and collateralized debt obligations); (7) statistical arbitrage (identifying pricing anomalies in equities and other asset classes. Generally, this strategy utilizes heavy quantitative, computational, and statistical analysis to identify short-term trends that can be taken advantage of in the relevant markets); and (8) multi-strategy (utilizing several of the strategies listed here, and potentially other strategies).

The Fund will have diversified exposure to various hedge fund strategies that fall within 5 main categories: equity related strategies (such as equity long/short), credit related strategies (such as credit long/short and distressed credit), quantitative strategies (such as statistical arbitrage), multi-strategy, and opportunistic investments. Although allocations may vary outside of these ranges based on market conditions and opportunity set, the Fund is generally expected to allocate above 30% to

Peachtree Alternative Strategies Fund
Notes to the Financial Statements (continued)
October 31, 2024 (Unaudited)

multi-strategy, up to 30% to equity related strategies, up to 30% to credit related strategies, up to 20% to quantitative strategies and up to 20% to opportunistic strategies. Equity related strategies tend to have positive correlation to equity markets. The remaining strategies are intended to have lower correlation to equity markets over time. Investment Managers are likely to invest in an array of securities across the globe, including emerging markets, in order to provide a diversifying return stream that is unrelated to traditional equity market risk factors.

The Adviser will determine the amount to allocate to each strategy. The Adviser intends that amounts will be allocated to at least several of the strategies at all times. Factors that determine the amount that the Adviser will allocate to each strategy include: the Adviser’s opinion of the opportunity set in that strategy, the capacity for investment with high quality managers in a given strategy and overall risk management of the Fund.

In order to implement the strategies, the Investment Managers may utilize one or more approaches, including but not limited to: (1) the effect of economic, political, or corporate changes on the prices of securities (Directional Trading Approach); (2) the effect of events on different securities (Event Driven Approach); (3) perceived valuations of securities (e.g., whether an issuer is overvalued or undervalued) (Fundamental Approach) and (4) a mispricing of securities relative to each other or relative to historic norms (Relative Value Approach).

While it is anticipated that many Portfolio Funds will invest in publicly traded U.S. and foreign common stocks, Portfolio Funds may also use other equity securities such as preferred stock, convertible securities and warrants (“Equity Securities”). Many Portfolio Funds may also invest in fixed income securities such as corporate debt obligations, government securities, municipal securities, financial institution obligations, mortgage-related securities, asset-backed securities and zero-coupon securities issued by U.S. issuers and similar securities issued by foreign issuers (collectively, “Fixed Income Securities”). Fixed Income Securities may have various maturity, duration and quality limitations, and may include high yield fixed income securities or “junk bonds” (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by Standard & Poor’s Rating Service, Inc. or lower than Baa3 by Moody’s Investors Service, Inc.). Many Portfolio Funds may also take long or short positions in Fixed Income Securities as a hedge against the equity or fixed income exposure in its portfolio.

Because Portfolio Funds are not registered under the 1940 Act and their governing documents typically do not impose significant investment restrictions, a Portfolio Fund may without limitation or prior notice to the Adviser, invest and trade in a broad range of securities, derivatives and other financial instruments (collectively, “Assets”). While, generally, each Portfolio Fund carries its investments at fair value, these investments are associated with a varying degree of off-balance sheet risks, including both market and credit risks. Market risk is the risk of potential adverse changes to the value of the Assets because of the changes in market conditions such as interest and currency rate movements and volatility of Asset values. Credit risk is the risk of the potential inability of counterparties to perform the terms of the contracts, which may be in excess of the amounts recorded in the Portfolio Funds’ respective balance sheets. In addition, Portfolio Funds may engage in the short sale of securities. A short sale of a security not owned by a Portfolio Fund involves the sale of a security that is borrowed

Peachtree Alternative Strategies Fund
Notes to the Financial Statements (continued)
October 31, 2024 (Unaudited)

from a counterparty to complete the sale. The sale of a borrowed security may result in a loss if the price of the borrowed security increases after the sale. Purchasing securities to close out the short position can itself cause their market price to rise further, increasing losses. Furthermore, a short seller may be prematurely forced to close out a short position if a counterparty demands the return of borrowed securities. Losses on short sales are theoretically unlimited, although losses to the Fund are limited to its investment in a particular Portfolio Fund.

4. Investment Management Fee and Other Transactions with Affiliates

A. Investment Management Fees

The Adviser serves as the Fund’s investment adviser. The Adviser receives an annual fee for its services, computed and paid monthly, of 0.75% of the Fund’s month-end net assets. The Fund is responsible for the expenses of the operational due diligence conducted by the Adviser and for the benefit of the Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses to the extent necessary to ensure that the total annual Fund operating expenses attributable to the Institutional Shares will not exceed 1.25% (after fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business). The arrangements will continue until, at least, August 31, 2025 and may be terminated by the Board at any time. Expenses reimbursed and/or fees waived by the Adviser pursuant to this contractual agreement may be recouped by the Adviser for a period of three years following the date such reimbursement or waiver was made if such recoupment does not cause current expenses to exceed the expense limit for Institutional Shares in effect at the time the expenses were paid/waived, or any expense limit in effect at the time of repayment. Additionally, the Adviser has contractually agreed to waive all management fees until April 30, 2026. The management fee waiver is in addition to the expense limitation agreement described above. For the six months ended October 31, 2024, the Adviser waived 100% of its management fees, which amounted to $845,840. Any management fees waived in relation to this waiver are not subject to recoupment.

B. Administration, Compliance Consulting, Fund Accounting and Transfer Agent Fees

Pursuant to an agreement between the Fund and Ultimus Fund Solutions, LLC (“Administrator” or “Ultimus”), the Administrator provides administration, compliance consulting, fund accounting and transfer agent services to the Fund and supplies certain officers to the Fund, including a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Compliance Officer. The Fund pays the Administrator a basis point fee, subject to fee minimums, for administrative, fund accounting, and transfer agent services, a fixed annual fee for compliance consulting services and certain out of pocket expenses.

C. Distribution

Ultimus Fund Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Ultimus, acts as principal underwriter and distributor of the Fund’s shares of beneficial interest. The Distributor may retain additional broker-dealers and other financial intermediaries (each a “Selling Agent”) to assist in

Peachtree Alternative Strategies Fund
Notes to the Financial Statements (continued)
October 31, 2024 (Unaudited)

the distribution of shares and shares are available for purchase through these Selling Agents or directly through the Distributor. Generally, shares are only offered to investors that are U.S. persons for U.S. federal income tax purposes.

D. General

Certain officers and an interested trustee of the Fund are officers, directors and/or trustees of the Adviser, Administrator or the Distributor. Independent trustees are paid $3,000 for each regularly scheduled Board meeting and $1,500 for each special Board meeting attended, for their services to the Fund. Interested trustees and officers of the Trust are not paid for services directly by the Fund.

5. Capital Share Transactions

Shares of the Fund will be traded for purchase only through the Distributor, or a Selling Agent, as of the first business day of each month. Capital transactions are recorded on their effective date. To provide a limited degree of liquidity to shareholders, the Fund may from time to time offer to repurchase shares pursuant to written repurchase offers but is not obligated to do so.

Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion and generally will be offers to repurchase an aggregate specified dollar amount of outstanding Institutional Shares or a specific number of Institutional Shares. Any such offer will be made only on terms that the Board determines to be fair to the Fund and to all shareholders or persons holding Institutional Shares acquired from shareholders. When the Board determines that the Fund will repurchase shares or portions thereof, notice will be provided to each shareholder describing the terms thereof and containing information shareholders should consider in deciding whether and how to participate in such repurchase opportunity. The Board convenes quarterly to consider whether or not to authorize a tender offer. The Board expects that repurchase offers, if authorized, will be made no more frequently than on a quarterly basis and will typically have a valuation date as of March 31, June 30, September 30 or December 31 (or, if any such date is not a business day, on the last business day of such calendar quarter).

During the six months ended October 31, 2024, the Board authorized, and the Fund completed two quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 10% (Repurchase Offer # 1 and # 2) of the net asset value of the Fund’s Institutional Shares as of the repurchase pricing dates. The results of those repurchase offers were as follows:

	Repurchase	Repurchase
	Offer # 1	Offer # 2
Commencement date	4/12/2024	7/17/2024
Repurchase request deadline	5/14/2024	8/14/2024
Repurchase pricing date	6/28/2024	9/30/2024
Value of shares repurchased	$4,306,428	$5,018,272
Shares repurchased	40,723	46,574

Peachtree Alternative Strategies Fund
Notes to the Financial Statements (continued)
October 31, 2024 (Unaudited)

6. Purchases and Sales of Portfolio Funds

Aggregate purchases and proceeds from sales of Portfolio Funds for the six months ended October 31, 2024 amounted to $0 and $2,021,974, respectively. There were no purchases or sales of U.S. government obligations for the six months ended October 31, 2024.

7. Distributions

The Fund declares and pays dividends on investment income, if any, annually. The Fund also makes distributions of net capital gains, if any, annually.

8. Line of Credit

The Trust entered into a revolving credit agreement (“Line of Credit”) with Huntington National Bank (“Huntington”) on January 11, 2024, which expires on January 10, 2025. Under the terms of the agreement, the Fund may borrow up to the lesser of 5% of the Fund’s daily market value or $5 million at an interest rate equal to the Secured Overnight Financing Rate (“SOFR”) plus 165 basis points. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Huntington receives an annual fee of 0.10% on $5 million as well as an additional annual fee of 0.125% on any unused portion of the credit facility, invoiced quarterly, for providing the Line of Credit. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 25% of the Fund’s total assets at the time when the borrowing is made. To the extent that the Line of Credit is utilized, it will be collateralized by securities in the Fund’s portfolios.

During the six months ended October 31, 2024, the Fund had no borrowings under this Line of Credit.

9. Federal Income Taxes

It is the policy of the Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The following information is provided on a tax basis as of October 31, 2024:

Gross unrealized appreciation	$59,423,272
Gross unrealized depreciation	(61,451,560)
Net unrealized appreciation	$(2,028,288)

As of October 31, 2024, the aggregate cost of investment entities for federal tax purposes was $236,825,381. The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses

Peachtree Alternative Strategies Fund
Notes to the Financial Statements (continued)
October 31, 2024 (Unaudited)

under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to holdings classified as passive foreign investment companies and differences from partnership investments.

As of October 31, 2024, the following reclassification was made on the Statement of Assets and Liabilities for the Fund:

Accumulated
Paid-in Capital	Earnings (Deficit)
$1,257	$(1,257)

Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or NAV per share. The permanent differences consist of non-deductible partnership expenses.

As of October 31, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$13,670,261
Undistributed long-term capital gains	—
Accumulated earnings	13,670,261
Accumulated capital and other losses	(564,618)
Unrealized appreciation/(depreciation)	(2,028,288)
Total	$11,077,355

The tax character of distributions for the tax years ended October 31, 2024 and October 31, 2023, were as follows:

	October 31,	October 31,
	2024	2023
Distributions paid from:
Ordinary income	$14,771,025	$3,109,297
Net long-term capital gains	—	—
Total distributions paid	$14,771,025	$3,109,297

As of October 31, 2024, the Fund had available for tax purposes unused capital loss carryforwards of $543,421 of long-term capital losses with no expiration, which is available to offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). The Fund recognizes interest and penalties, if any, related

Peachtree Alternative Strategies Fund
Notes to the Financial Statements (continued)
October 31, 2024 (Unaudited)

to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

10. Control Persons

A control person is a shareholder who owns beneficially, or through controlled companies, more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. As of October 31, 2024, there were no beneficial owners, either directly or indirectly, of more than 25% percent of the Fund.

11. Subsequent Events

The Fund announced that the Board had approved a tender offer to purchase up to 10% of the net asset value of the Fund’s Institutional Shares to be calculated at a price equal to the Fund’s Institutional Shares net asset value as of December 31, 2024. The Fund commenced its tender offer on October 16, 2024 and the expiration of the tender offer was on November 15, 2024. The Fund expects to repurchase shares with a value of $911,000 and an additional 20,148 shares tendered pursuant to that offer.

The Adviser has announced that it has entered into an agreement to sell a minority ownership interest in its firm to TPG Growth, a leading global alternative asset manager with an extensive track record in private equity, a diversified portfolio, and a differentiated approach based on innovation, organic growth, and a culture of openness and collaboration, in a transaction that closed on November 15, 2024 (the “Transaction”).

The Adviser does not expect any interruption of the Fund’s daily business operations as a result of the Transaction. It is anticipated that the Fund’s portfolio management team will remain the same and will continue to manage the Fund using the same investment objective and strategies that have been employed by the Adviser since the Fund’s inception. Further, it is anticipated that the management fee rate payable by the Fund to the Adviser will remain the same and that the Adviser will continue to contractually waive the entire management fee and contractually waive and/or reimburse certain fees and expenses of the Fund.

Under the 1940 Act, an investment advisory agreement automatically terminates upon an “assignment.” Because of the change of relative ownership interests of the Adviser resulting from this Transaction, the Transaction resulted in a deemed “assignment” for purposes of the 1940 Act, causing the termination of the then current investment advisory agreement between the Adviser and the Fund. Therefore, the Board approved: (1) an interim investment advisory agreement between the Adviser and the Fund, (2) an interim expense limitation agreement between the Adviser and the Fund; and (3) an interim management fee waiver agreement between the Adviser and the Fund that each became effective upon the closing of the Transaction. The Board also approved: (1) a new investment advisory agreement between the Adviser and the Fund (the “New Advisory Agreement”); (2) a new expense limitation agreement between the Adviser and the Fund; and (3) a new management fee waiver

Peachtree Alternative Strategies Fund
Notes to the Financial Statements (continued)
October 31, 2024 (Unaudited)

agreement between the Adviser and the Fund. The New Advisory Agreement will be submitted to the shareholders of the Fund for their approval at a meeting called for that purpose. The Fund anticipates that a proxy statement, a notice of the shareholder meeting and a proxy ballot with more information regarding the Transaction and the New Advisory Agreement will be mailed to shareholders of the Fund in December 2024 or January 2025.

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this valuation, management has determined there were no additional items requiring adjustment of the financial statements or additional disclosure.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you will receive in January 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates 0% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

Qualified Business Income. The Fund designates 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2024 ordinary income dividends, 0% qualifies for the corporate dividends received deduction.

For the tax year ended October 31, 2024, the Fund designated $0 as long-term capital gain distributions.

Approval of Investment Advisory Agreement (Unaudited)

The Board of Trustees (the “Board”), including the Trustees who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) (the “Independent Trustees”) voting separately, reviewed and approved the Investment Advisory Agreement (the “Advisory Agreement”) between HB Wealth Management, LLC (“HBWM”) and Peachtree Alternative Strategies Fund, a Delaware statutory trust and registered closed-end fund under the Investment Company Act of 1940, as amended (the “Trust”), on behalf of its sole series of the same name (the “Fund”). The approval took place at a meeting held on June 26, 2024 (the “June Meeting”) at which all of the Independent Trustees were present in person.

Prior to the June Meeting, the Board requested from, and received and reviewed a substantial amount of information provided by HBWM (the “Renewal Support Materials”). The Renewal Support Materials included, among other things, information regarding: (1) HBWM’s organizational structure, management, personnel and proposed services to the Fund; (2) the fees to be paid by the Fund to HBWM for services rendered under the Advisory Agreement, (3) HBWM’s projected profitability on services to be rendered to the Fund and related economies of scale; (4) the financial stability of HBWM; and (5) HBWM’s compliance program, including HBWM’s Code of Ethics.

The Board also received a memorandum from counsel to the Fund and the Independent Trustees (“Counsel”) outlining the Board’s duties and legal standards applicable to the consideration and approval of the Advisory Agreement. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services to be provided by HBWM under the Advisory Agreement; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and anticipated profits to be realized by HBWM and its affiliates from HBWM’s relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows; (v) whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; and (vi) other potential benefits to HBWM from its relationship with the Fund (collectively, the “Renewal Factors”).

During the June Meeting and prior to approving the renewal of the Advisory Agreement, the Independent Trustees received a presentation from Mr. Ford Donohue, a Principal of HBWM and a Portfolio Manager for the Fund, and he discussed, among other things, HBWM’s staff supporting the Fund, the services rendered by HBWM to the Fund, the Fund’s performance, the Fund’s advisory fee and gross and net expense ratios, and the Fund’s asset levels. The Independent Trustees also convened with Counsel in executive session to discuss their obligations with respect to the approval of the Advisory Agreement and the Renewal Factors and the information provided by HBWM applicable thereto.

In considering the Advisory Agreement and reaching its conclusion to renew the Advisory Agreement, the Board reviewed and analyzed the Renewal Factors as set forth below. The Trustees did not identify any particular Renewal Factor or information that was most relevant to their consideration to approve the Advisory Agreement, and each Trustee may have afforded different weight to the various Renewal Factors.

Approval of Investment Advisory Agreement (Unaudited) (continued)

Nature, Extent and Quality of Services

The Trustees received and considered various data and information regarding the nature, extent and quality of services being provided to the Fund by HBWM. The most recent Form ADV for HBWM was reviewed by the Trustees. The Trustees reviewed the qualifications, background and responsibilities of the members of HBWM’s portfolio management team who oversee the day-to-day investment management and operations of the Fund. The Trustees discussed the portfolio management services provided to the Fund, including allocating the Fund’s assets to the Portfolio Funds and maintaining the Fund’s diversification across Portfolio Fund strategies. The Trustees also considered HBWM’s plans for marketing the Fund, particularly with respect to attracting investors that are not clients of HBWM, noting that HBWM had entered into an agreement with a third-party to market the Fund to third-party advisors, but had yet to make any payments under the agreement. The Trustees also considered HBWM’s process for identifying investment managers and hedge funds in which the Fund will invest and HBWM’s use of an independent third party that provides research services and performs operational due diligence on potential Portfolio Funds. The Trustees considered the support resources available for investment research, compliance and operations. After further discussion, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by HBWM.

Performance of the Fund

The Trustees compared the performance of the Fund with the performance of its benchmark indexes, the Bloomberg U.S. Aggregate Bond Index (the “Aggregate Bond Index”) and the MSCI All Country World Index (the “MSCI ACWI Index”), and similarly structured closed-end multi-strategy funds of hedge funds that provide the possibility for quarterly tender offers (the “Peer Group”). The Trustees considered that since the Fund’s inception through March 31, 2024, the Fund had an annualized return of 4.1% and had slightly underperformed its absolute return benchmark of cash +3% over this time period. The Trustees also considered that the Fund had outperformed a blended portfolio comprised of 80% of the Aggregate Bond Index and 20% of the MSCI ACWI Index over that time period. The Trustees also considered that the Fund had the third highest sharpe ratio (a measure of risk-adjusted return that describes how much excess return an investor receives for the volatility of holding a riskier asset) and the third highest annualized return in the applicable five fund Peer Group for the period from January 1, 2017 through March 31, 2024. After further discussion, the Trustees concluded that they were satisfied with the Fund’s performance.

Cost of Advisory Services and Profitability

The Trustees considered the financial condition of HBWM based on its yearly revenues and profit margins. The Trustees next considered information regarding the Fund’s expense ratio and its various components, including HBWM’s decision to contractually cap the Fund’s annual operating expense and HBWM’s recommendation to keep the advisory fee at 0.75%. The Trustees also considered the fact that HBWM has been voluntarily waiving its entire advisory fee and would continue to do so until there is a critical mass of approximately $20 million and $30 million from investors in the Fund who are not advisory clients of HBWM. The Board also noted that HBWM committed to notifying the Board and shareholders well in advance of making such a change. The Trustees considered the cost to the Fund for the services provided by the independent third-party providing research and

Approval of Investment Advisory Agreement (Unaudited) (continued)

due diligence services, as well as the cost savings realized through the use of the independent third party that provides research services and performs operational due diligence on potential Portfolio Funds. The Trustees also reviewed HBWM’s pro forma profitability analysis over a 12-month period, HBWM’s estimated operational overhead allocable to the services provided to the Fund and HBWM’s insurance arrangements. The Trustees concluded that HBWM’s projected profitability was reasonable and that HBWM’s assets, coupled with its insurance coverage, were sufficient to cover potential liabilities incurred under the Advisory Agreement.

Comparative Fee and Expense Data; Economies of Scale

The Trustees noted that HBWM voluntarily waived its entire advisory fee for the past year. The Trustees also noted that while HBWM agreed to cap the Fund’s total expense ratio at 1.25%, the Fund’s total expense ratio was expected to be even lower. The Trustees considered that the Fund’s total net expense ratio (excluding acquired fund fees and expenses) was the lowest in the applicable seven fund Peer Group. The Trustees also considered HBWM’s representation that it would continue to voluntarily waive its entire advisory fee. The Trustees noted that HBWM’s voluntary fee waiver and the increase in the Fund’s assets since inception have led to lower fees for the Fund’s shareholders, and that currently there were no economies of scale for the benefit of fund investors given the fee waiver. After further discussion, the Trustees concluded that the fees to be paid to HBWM under the Advisory Agreement and the Fund’s projected overall expenses are reasonable.

Other Benefits

The Trustees considered HBWM’s representation that if the Fund’s assets grow significantly, HBWM may develop relationships with many new investment managers of the hedge funds in which the Fund invests and this may benefit HBWM by providing its advisory clients with access to other investment products offered by the investment managers. The Trustees concluded that the anticipated benefits to be realized by HBWM from managing the Fund were acceptable.

Conclusion

After full consideration of the above Renewal Factors as well as other factors, the Trustees concluded that the overall arrangements between the Fund and HBWM as set forth in the Advisory Agreement are fair and reasonable in light of the services performed, fees paid and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment and the Trustees unanimously concluded that the approval of the renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Approval of Interim Investment Advisory Agreement and New
Investment Advisory Agreement (Unaudited)

The Board, including the Independent Trustees voting separately, reviewed and approved an Interim Investment Advisory Agreement (the “Interim Advisory Agreement”) between HBWM and the Fund and a new Investment Advisory Agreement (the “New Advisory Agreement” and together with the Interim Advisory Agreement, the “Advisory Agreements”) between HBWM and the Fund. The approvals took place at a meeting held on October 25, 2024 (the “October Meeting”) at which a majority of the Independent Trustees were present in person.

Prior to the October Meeting, the Board received and considered information from HBWM designed to provide the Board with the information necessary to evaluate the TPG Transaction1 and the potential impact of the TPG Transaction on the Fund and to consider the approval of each Advisory Agreement (the “New Agreement Support Materials”). The New Agreement Support Materials included, among other things, information regarding: (1) HBWM’s organizational structure, management, personnel and proposed services to the Fund; (2) the fees to be paid by the Fund to HBWM for services rendered under each Advisory Agreement, (3) HBWM’s projected profitability on services to be rendered to the Fund and related economies of scale; (4) the financial stability of HBWM; and (5) HBWM’s compliance program, including HBWM’s Code of Ethics.

In addition, at the October Meeting, representatives of HBWM met with the Board and Counsel to discuss, among other things, the TPG Transaction and the potential benefits to the Fund resulting from the TPG Transaction, such as the benefits resulting from TPG’s resources, relationships and experience. The Board also discussed with HBWM the plans for the operation of the Fund after the TPG Transaction. As part of the discussion, HBWM noted that it did not expect any interruption of the Fund’s daily business as a result of the TPG Transaction and under each Advisory Agreement. HBWM noted that no changes were anticipated in the portfolio management team or the investment approach as a result of the TPG Transaction and that it expected the Fund to continue to be managed using the same investment objective and strategies that have been employed since the Fund’s inception.

Before voting to approve each Advisory Agreement as in the best interest of the Fund and its shareholders, the Board reviewed the New Agreement Support Materials with Fund management and with Counsel, and discussed a memorandum from such Counsel discussing the legal standards for the Board’s consideration of each Advisory Agreement. In approving each Advisory Agreement, the Board considered substantially the same factors as it considered in approving the renewal of the Advisory Agreement previously in effect between HBWM and the Fund, which occurred at the June Meeting, in addition to new information regarding the TPG Transaction and updated performance and expense information for the Fund through April 30, 2024 provided by HBWM. In determining whether to approve each Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to the Fund: (i) the nature, extent, and quality of the services to be provided by HBWM with respect to the Fund; (ii) the Fund’s historical performance as managed by HBWM under the Advisory Agreement previously in effect between HBWM and the Fund; (iii) the costs

1	In a transaction that closed on November 15, 2024, HBWM’s then current owners collectively sold a minority voting ownership interest in HBWM to TPG Growth VI Heritage, L.P (“TPG Fund”) and affiliated entities (the “TPG Transaction”). The TPG Fund-affiliated entities that received direct or indirect ownership interests in HBWM in connection with the TPG Transaction are TPG Growth VI Heritage II, L.P. (“TPG Fund II”), which will hold its interest indirectly through Heritage Blocker, LLC (“Heritage”). TPG Fund, TPG Fund II, and Heritage are each a related person/private fund affiliate of TPG Capital Advisors LLC (“TPG Advisors”), a growth-oriented Securities and Exchange Commission registered investment advisory firm headquartered in Fort Worth, Texas with over $112 billion in assets under management.

Approval of Interim Investment Advisory Agreement and New
Investment Advisory Agreement (Unaudited) (continued)

of the services to be provided by HBWM and the profits to be realized by HBWM from services rendered to the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows; (v) whether the management fee for the Fund reflects such economies of scale for the Fund’s benefit; and (vi) other potential benefits to HBWM resulting from its relationship with the Fund (collectively, the “New Agreement Factors”).

The Trustees also considered: (i) that HBWM represented that the TPG Transaction should not materially affect the Fund’s operation or the level or quality of advisory services provided to the Fund; (ii) that HBWM represented that the same portfolio management team who currently provides services to the Fund is anticipated to continue to do so upon the closing of the TPG Transaction; and (iii) that HBWM had agreed to pay for the Fund’s costs and expenses incurred in connection with the TPG Transaction, including without limitation, the costs and expenses of preparing the proxy statement. Finally, in anticipation of the TPG Transaction, the Board discussed with HBWM the Fund’s intentions with respect to its current investment in TPG Public Equity Partners- A, L.P., a private fund advised by an affiliate of TPG (“TPG Private Fund”).

The Independent Trustees also convened with Counsel in executive session to discuss their obligations with respect to the approval of each Advisory Agreement and the New Agreement Factors and the information provided by HBWM applicable thereto.

In considering each Advisory Agreement and reaching its conclusion to approve each Advisory Agreement, the Board reviewed and analyzed the New Agreement Factors as set forth below. The Trustees did not identify any particular New Agreement Factor or information that was most relevant to their consideration to approve each Advisory Agreement and each Trustee may have afforded different weight to the various New Agreement Factors.

Nature, Extent and Quality of Services

The Trustees received and considered various data and information regarding the nature, extent and quality of services that HBWM has provided to the Fund. The Trustees reviewed the qualifications, background and responsibilities of the members of HBWM’s portfolio management team who oversee the day-to-day investment management and operations of the Fund and had an opportunity to discuss with the members of the portfolio management team their processes and experience. The Board also considered the representations by HBWM that no changes are expected in the portfolio management team or investment approach as a result of the TPG Transaction. The Trustees noted the portfolio management services that HBWM provides to the Fund, including allocating the Fund’s assets to the Portfolio Funds and maintaining the Fund’s diversification across Portfolio Fund strategies. The Trustees also considered HBWM’s plans for marketing the Fund, particularly with respect to attracting investors that are not clients of HBWM. The Trustees also considered HBWM’s process for identifying investment managers and hedge funds in which the Fund will invest and HBWM’s use of an independent third party that provides research services and performs operational due diligence on potential Portfolio Funds. The Trustees discussed the support resources that are available to HBWM for investment research, compliance and operations. After further discussion, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services HBWM has provided and will continue to provide to the Fund.

Approval of Interim Investment Advisory Agreement and New
Investment Advisory Agreement (Unaudited) (continued)

Performance of the Fund

In connection with evaluating the performance of the Fund, representatives of HBWM reminded the Trustees that the Fund was designed for a very particular purpose - to represent a hedge fund allocation within the portfolios of HBWM’s high net worth and institutional investor clients, with a goal of delivering to them a steady return stream that exhibits lower volatility than the equity markets and simultaneously not exhibiting high correlation to equity markets. The Trustees were also reminded that, consistent with the particularized purpose of the Fund, the Fund’s investment objective is to create a diversified portfolio of hedge fund strategies that generates attractive risk-adjusted returns relative to traditional asset classes and that generates a return stream that is not highly correlated to equity market performance.

To evaluate the Fund’s performance in light of its investment objective and particularized purpose, the Trustees first reviewed comparisons of the Fund’s performance against two benchmarks. The first benchmark is an “Absolute Return” benchmark of cash + 3%. The second benchmark is a “Relative Return” benchmark, where the Fund’s goal is to exceed the returns of a portfolio comprised of 20% equities (as reflected by the MSCI All Country World Index (the “MSCI ACWI Index”)), and 80% bonds (as reflected by the Bloomberg U.S. Aggregate Bond Index (the “Aggregate Bond Index”)).

With respect to the Absolute Return benchmark comparison, the Trustees considered that as of September 30, 2024, the Fund’s annualized performance since its inception in January 2017 was 4.3% compared to a 2.0% annualized return on 3-month t-bills, thereby reflecting a return of cash +2.3%, just below the cash + 3.0 percent return target for the Fund. The Trustees also noted that each year since 2020, the Fund’s performance has exceeded that of the Aggregate Bond Index as follows: 2021 by +7.5%; 2022 by +13%; 2023 by + .6% and 2024 YTD thru 08/31/24 by + 2.0%. Finally, the Trustees noted that the Fund has generated positive returns each year since its 2017 Inception, with one exception: a -1% return in 2018.

With respect to the “Relative Return Benchmark”, where the Fund’s performance is compared to a portfolio comprised of 20% equities (reflected by the MSCI ACWI Index) and 80% bonds (reflected by the Aggregate Bond Index), the Trustees noted that the Fund’s performance has been strong. In particular, they noted that since its inception in 2017, the Fund has returned an annualized 4.3% compared to a 3.7% return for the stock – bond blended portfolio, and that during this time period, the Fund also experienced 3.6% volatility compared to 15.5% volatility for the MSCI ACWI Index and 5.3% volatility for the Aggregate Bond Index. Finally, the Trustees also considered that as of July 31, 2024, the Fund had outperformed a blended portfolio comprised of 80% of the Aggregate Bond Index and 20% of the MSCI ACWI Index over every relevant time period in the Fund’s history, including 1 year, 3 year, 5 year, 10 year, and since inception time periods as of July 31, 2024.

Finally, as they have historically, the Trustees considered the Fund’s performance relative to a selected group of registered multi-strategy peer funds that includes similarly structured multi-strategy closed-end fund of hedge funds that provide the possibility for quarterly tender offers and specifically identified liquid multi-strategy mutual funds (together the “Peer Group”). With respect to these comparisons, HBWM noted that as time has passed, many Peer Group funds have liquidated or otherwise been discontinued, and that there consequently is a survivorship bias in the Peer Group comparisons. That being said, HBWM noted in comparing the Fund’s performance to comparable

Approval of Interim Investment Advisory Agreement and New
Investment Advisory Agreement (Unaudited) (continued)

multi-strategy registered-closed funds in the market, the Fund’s performance is in the middle of the pack in comparison to such Peers on both an absolute and risk adjusted basis. HBWM also noted that one important factor to note in this evaluating the peer group comparison is that both peer group funds that had had a better track record than the Fund over the last 7-years had large investments (30%+ of Fund NAV) in funds that HBWM would deem to be too illiquid to include in the Fund’s portfolio, and that these illiquid investments were the main drivers of performance in these two funds. Finally, HBWM noted that the Fund has outperformed the majority of daily liquid multi-strategy mutual fund Peers on both an absolute and risk adjusted basis.

In further discussions related to performance, the Trustees took note that the Fund is providing the investment returns and risk profile that it was intended to provide given its particularized purpose and its investment objective. In particular, they noted that the Fund’s returns have historically been 2-3% more than bonds with “bond-like” volatility, and that over the past five years has played the role that bonds have historically played – providing consistent mid-single digit returns and diversification from equities with extremely low volatility. They therefor concluded that they were satisfied with the Fund’s performance.

Cost of Advisory Services and Profitability

The Trustees considered the financial condition of HBWM based on its yearly revenues and profit margins, including the impact that the TPG Transaction will have on HBWM financially. The Trustees next considered information regarding the Fund’s expense ratio and its various components, including the unchanged proposed management fee rate for the Fund. The Trustees also considered that the TPG Transaction would result in no changes to the management fee rate to be charged to the Fund under each Advisory Agreement and that the Fund would pay the same management fee rate it paid under the Advisory Agreement previously in effect between HBWM and the Fund. Further, the Trustees noted that HBWM had agreed to enter into an Interim Expense Limitation Agreement and a new Expense Limitation Agreement with the Fund, which is materially the same as the Expense Limitation Agreement previously in effect between HBWM and the Fund. The Trustees also considered the fact that HBWM has contractually agreed to waive its entire management fee and HBWM represented that it would continue to do so until at least April 30, 2027. The Trustees considered the cost to the Fund for the services provided by the independent third party providing research and due diligence services, as well as the cost savings realized through the use of such independent third party. The Trustees also reviewed HBWM’s pro forma profitability analysis over a 12-month period beginning on September 1, 2024, HBWM’s estimated operational overhead allocable to the services provided to the Fund and HBWM’s insurance arrangements, noting that the Fund is not profitable to HBWM givens its current expense limitation and fee waiver commitments, which would continue under each Advisory Agreement. The Board also considered and discussed HBWM’s financial condition. The Trustees concluded that HBWM’s projected profitability with respect to the Fund was reasonable, and that HBWM’s assets, coupled with its insurance coverage, were sufficient to cover potential liabilities incurred under each Advisory Agreement.

Approval of Interim Investment Advisory Agreement and New
Investment Advisory Agreement (Unaudited) (continued)

Comparative Fee and Expense Data; Economies of Scale

The Trustees noted that HBWM voluntarily waived its entire management fee for the year ended April 30, 2024. The Trustees also noted that while HBWM agreed to cap the Fund’s total expense ratio at 1.25%, the Fund’s total expense ratio was expected to be even lower. The Trustees considered that the Fund’s total net expense ratio (excluding acquired fund fees and expenses) was the lowest in the applicable seven fund Peer Group. The Trustees also considered HBWM’s representation that it would contractually waive its entire management fee until at least April 30, 2027. The Trustees noted that HBWM’s fee waiver and the increase in the Fund’s assets since inception have led to lower fees for the Fund’s shareholders, and that currently there were no economies of scale for the benefit of fund investors given the fee waiver. After further discussion, the Trustees concluded that the fees to be paid to HBWM under each Advisory Agreement and the Fund’s projected overall expenses are reasonable.

Other Benefits

The Trustees considered any collateral benefits that may accrue to HBWM because of its relationship with the Fund. The Trustees considered HBWM’s representation that if the Fund’s assets grow significantly, HBWM may develop relationships with many new investment managers of the hedge funds in which the Fund invests, and this may benefit HBWM by providing its advisory clients with access to other investment products offered by the investment managers. The Trustees concluded that the anticipated benefits to be realized by HBWM from managing the Fund were acceptable.

Discussions Regarding Fund’s Current Investment In TPG Private Fund.

Finally, the Board discussed with HBWM what its intentions were with respect to the Fund’s current investment in TPG Public Equity Partners- A, L.P., a quarterly redemption private fund advised by an affiliate of TPG (“TPG Private Fund”). In connection with this discussion, it was noted that the Fund’s annual report dated April 30, 2024 reflected that the Fund initially invested in the TPG Private Fund on January 3, 2017, and that its fair value as of April 30, 2024 and July 31, 2024 was $9,861,933 and $10,205,955 respectively, representing 4.4% and 4.5% of the Fund’s net assets as of those dates.

In response to the Board’s inquiry on this topic, HBWM’s portfolio manager stated that the Fund’s current intention is to continue to hold the TPG Private Fund position, noting that the Fund purchased such holding at the Fund’s inception in January 2017, well before the TPG Transaction was contemplated, that the Fund would have continued to hold the position if the TPG Transaction was not happening, and that HBWM continues to believe that holding the TPG Private Fund position is in the best interest of the Fund’s investors. He further stated, in recognition of the fact that HBWM will become an affiliate of TPG when the presumptive change in control transaction is consummated, that HBWM has no current plans to add to the Fund’s position in the TPG Private Fund. Counsel also noted, however, that while Section 17(a) the 1940 Act prohibits an affiliated person of a registered investment company, or any affiliate of such person, from knowingly selling any security or other property to the registered investment company, these prohibitions do not apply, with respect to section 17(a), if the sale involves solely (A) securities of which the buyer is the issuer, or (B) securities of which the seller is the issuer and which are part of a general offering to the holders of a class of its securities. Similarly, while section 17(b) prohibits an affiliated person of a registered investment company from knowingly buying any security or other property from the registered investment

Approval of Interim Investment Advisory Agreement and New
Investment Advisory Agreement (Unaudited) (continued)

company, such prohibition also does not apply if such sale involves solely (A) securities of which the buyer is the issuer, or (B) securities of which the seller is the issuer and which are part of a general offering to the holders of a class of its securities. Consequently, HBWM may be able in the future to increase its position in the TPG Private Fund or redeem its position in the TPG Private Fund without running afoul of the affiliated transaction prohibitions of section 17 of the 1940 Act.

Conclusion

After full consideration of the above New Agreement Factors as well as other factors, the Trustees concluded that the overall arrangements between the Fund and HBWM as set forth in each Advisory Agreement are fair and reasonable in light of the services performed, fees paid and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment and the Trustees unanimously concluded that approval of each Advisory Agreement was in the best interests of the Fund and its shareholders.

Dividend Reinvestment Plan (Unaudited)

Shareholders will automatically participate in the Fund’s Dividend Reinvestment Plan (“DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in additional Institutional Shares unless they elect in writing to receive distributions in cash in their Subscription Agreement with the Fund. Ultimus (the “Agent”) acts as the agent for participants under the DRIP. Participants in the DRIP will receive an amount of Institutional Shares equal to the amount of the distribution on that Participant’s Institutional Shares divided by the immediate post-distribution NAV per Share of the Institutional Shares.

Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid by wire (or, if the Institutional Shares are held in street or other nominee name, then to the nominee) by Ultimus as dividend paying agent. The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

A shareholder may withdraw from the DRIP at any time. There will be no penalty for withdrawal from the DRIP and shareholders who have previously withdrawn from the DRIP may rejoin it at any time. Changes in elections must be in writing and should include the shareholder’s name and address as they appear on the records of the Fund. An election to withdraw from the DRIP will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a distribution declared and having a record date of at least 10 days after the date on which the election is received. A shareholder who’s Institutional Shares are held in the name of a broker or nominee should contact such broker or nominee concerning changes in that shareholder’s election.

Questions concerning the DRIP should be directed to the Agent at P.O. Box 46707, Cincinnati, OH 45246-0707 or (800) 657-3812.

Privacy Notice

FACTS	WHAT DOES PEACHTREE ALTERNATIVE STRATEGIES FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■     Social Security number

■     Assets

■     Retirement Assets

■     Transaction History

■     Checking Account Information

■     Purchase History

■     Account Balances

■     Account Transactions

■     Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Peachtree Alternative Strategies Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Peachtree Alternative Strategies Fund share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 657-3812

Privacy Notice (continued)

Who we are
Who is providing this notice?	Peachtree Alternative Strategies Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator and Transfer Agent)
What we do
How does Peachtree Alternative Strategies Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Peachtree Alternative Strategies Fund collect my personal information?

We collect your personal information, for example, when you

■     Open an account

■     Provide account information

■     Give us your contact information

■     Make deposits or withdrawals from your account

■     Make a wire transfer

■     Tell us where to send the money

■     Tell us who receives the money

■     Show your government-issued ID

■     Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■     Affiliates from using your information to market to you

■     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■     HB Wealth Management, LLC, the investment adviser to Peachtree Alternative Strategies Fund, could be deemed to be an affiliate.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

■     Peachtree Alternative Strategies Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Peachtree Alternative Strategies Fund does not jointly market.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Fund at (800) 657-3812 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Catherine Abely, Chairwoman

Stephanie Lang

Conrad S. Ciccotello

Eli P. Niepoky

OFFICERS

Ford Donohue, President and Principal Executive Officer

Zachary P. Richmond, Treasurer and Principal Financial Officer

Martin R. Dean, Chief Compliance Officer

Jesse Hallee, Secretary

INVESTMENT ADVISER

HB Wealth Management, LLC

3550 Lenox Road, NE, Suite 2700

Atlanta, GA 30326

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Practus, LLP

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66211

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC

Peachtree-SAR-24

(b) Not applicable

Item 2. Code of Ethics.

Not applicable – disclosed with annual report

Item 3. Audit Committee Financial Expert.

Not applicable – disclosed with annual report

Item 4. Principal Accountant Fees and Services.

Not applicable – disclosed with annual report

Item 5. Audit Committee of Listed Registrants.

Not applicable – applies to listed companies only

Item 6. Schedule of Investments.

(a)          Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable
(b)	Not applicable

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Disclosed with Item 1

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable – disclosed with annual report

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable – disclosed with annual report

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 15. Submission of Matters to a Vote of Security Holders.

The Registrant does not accept nominees to the Board of Trustees from shareholders.

Item 16. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable

Item 19. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Not applicable – disclosed with annual report

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Peachtree Alternative Strategies Fund

By (Signature and Title) /s/Ford Donohue

Ford Donohue, President

Date January 2, 2024 __

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/Ford Donohue

Ford Donohue, President and Principal Executive Officer

Date January 2, 2024

By (Signature and Title) /s/ Zachary P. Richmond

Zachary P. Richmond, Treasurer and Principal Financial Officer

Date January 2, 2024 ___